UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 15, 2002

THE COLONIAL BANCGROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-13508 (Commission File No.)	63-0661573 (I.RS. Employer Identification No.)

One Commerce Street
Montgomery, Alabama 36104
(Address of principal executive office)

(334) 240-5000
(Registrant’s telephone number)

Item 9.    Regulation F-D Disclosure

Information regarding the registrant’s earnings results for the quarter ended September 30, 2002 is furnished herein as Regulation F-D Disclosure.

As additional Regulation F-D Disclosure, the registrant furnishes the press release referenced as Exhibit No. 99.1.

Exhibit No.	Exhibit

99.1	Press Release Announcing Third Quarter Earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE COLONIAL BANCGROUP, INC.

Date: October 15, 2002		/s/ SHEILA MOODY
	BY:	Sheila Moody
	ITS	Chief Accounting Officer

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